UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 14, 2012

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Cash Bonuses for Fiscal Year Ending February 3, 2013

On March 14, 2012, the Compensation Committee of the Board of Directors, or the Committee, selected the following business criteria pursuant to PetSmart’s Executive Short-Term Incentive Plan, or the ESTIP, for determining the amount of the cash bonuses that may be awarded to our executive officers for our fiscal year ending February 3, 2013:

•	Growth in earnings before taxes over prior year as calculated from PetSmart’s audited financial statements;

•	Growth in comparable store sales over prior year as calculated from PetSmart’s audited financial statements; (1)

•	Growth in E-commerce sales as calculated from Petsmart’s audited financial statements

(1)	Defined as sales in stores open at least one year as measured by comparing fiscal year 2012 to fiscal year 2011.

The Compensation Committee also approved the following 2012 target bonuses, multipliers and business criteria weightings for our principal executive officer, principal financial officer and other named executive officers described in our 2012 proxy statement.

	Chairman and CEO	President/COO	EVP/CFO	EVP –Merchandising/Supply Chain/Marketing/Business Development
Bonus
Target bonus as a percent of salary	120%	90%	85%	85%
Multiplier due to achievement against target criteria	up to 2X	up to 2X	up to 2X	Up to 2X
Criteria weightings
Earnings before taxes	70%	70%	70%	70%
Comparable store sales	20%	20%	20%	20%
E-commerce sales	10%	10%	10%	10%

PetSmart must achieve a minimum level of earnings before taxes before any payment can be made under any of the business criteria.

2012 Performance Share Unit Program

On March 14, 2012, the Committee also approved the performance criteria for grants of performance share units under our Performance Share Unit Program, or the Program. Grants under the Program will be made from our 2011 Equity Incentive Plan. The Committee established the Program to provide greater linkage of pay and performance, help focus key employees on achieving a key performance goal, and provide significant award upside for achieving outstanding performance, while maintaining a level of total direct compensation competitiveness for participants. All members of our senior management team and other key members of management will participate in the Program. The Committee approved the grant of performance share units in a number equal to a specified dollar value divided the closing price of our common stock as reported on the NASDAQ Global Select Market on March 14, 2012.

For fiscal year 2012, the actual number of performance share units awarded to each participant will vary between 0% and 200% of his or her target number of performance share units granted, depending on performance results. The performance criteria require that we achieve a minimum earnings before taxes threshold over the measurement period before participants may be awarded any performance share units. If the initial performance threshold is not achieved, no performance share units will be awarded. If the initial performance threshold is met, the Program then provides, using the performance criteria, for the calculation of performance share units to be awarded, depending on the level of actual achievement. If we achieve between the threshold and maximum level of earnings before taxes performance, each participant will earn between 1 performance share unit to 200% of his or her target number of performance share units, with linear interpolation for achievement falling between the threshold and target, and target and maximum performance levels, respectively, rounded up to the next whole number of performance share units. For example, if performance results are halfway between the threshold and target performance levels, 50% of the target number of performance share units will be awarded. Similarly, if performance results are halfway between the target and maximum performance levels, each participant will receive 150% of the target number of the performance share units. If we achieve above the maximum performance level earnings before taxes, each participant will earn 200% of his or her target number of performance share units.

In fiscal 2012, the performance measurement period will be 3 years instead of one year. Performance share units will be awarded (if at all) upon certification by the Committee of actual performance achievement following our 2014 fiscal year-end, subject to specified change of control exceptions that will accelerate the award of the performance share units. Any awarded performance units will cliff vest on the third anniversary of the grant date (currently expected to be March 14, 2015), contingent upon the participant’s continued service to PetSmart. A portion of the performance share units may also earlier vest upon the participant’s death and disability or upon specified change of control transactions. The shares of common stock will be issued to the participant once the performance share units vest.

The 2012 minimum, target and maximum awards for the performance share units granted to our principal executive officer, principal financial officer and other named executive officers described in our 2012 proxy statement, expressed in dollars as of the grant date, are as follows1:

Officer	Title	Minimum Award ($ value)	Target Award ($ value)	Maximum Award ($ value)

Robert F. Moran	Chairman and Chief Executive Officer	0	2,250,000	4,500,000

David K. Lenhardt	President and Chief Operating Officer	0	777,698	1,555,396

Lawrence P. Molloy	Executive Vice President, Chief Financial Officer	0	512,569	1,025,138

Joseph D. O’Leary	Executive Vice President, Merchandising, Marketing, Supply Chain & Strategic Planning	0	550,000	1,100,000

A participant may earn no award (if we fail to achieve the minimum earnings before taxes threshold) or less than his or her target award, but in no event may a participant earn an award in excess of his or her maximum award.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete, and is qualified in its entirety by reference to (i) the 2011 Equity Incentive Plan, or 2011 Plan, which is filed as Appendix A to PetSmart’s 2011 Proxy Statement (File No. 0-21888), filed with the Securities and Exchange Commission on May 2, 2011, and (ii) the revised Form of Performance Share Unit Grant Notice for 2011 Plan filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Form of Revised Performance Share Unit Grant Notice for 2011 Plan

10.2	Form of Revised Nonstatutory Stock Option Grant Notice for 2011 Plan

10.3	Form of Revised Restricted Stock Grant Notice for 2011 Plan

10.4	Form of Revised Restricted Stock Unit Grant Notice for 2011 Plan

[1]	Our Executive Chairman, Mr. Philip Francis, a “named executive officer” in fiscal year 2011 retired from that position commencing fiscal year 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

	By:	/S/ J. Dale Brunk
Dated: March 16, 2012		J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary